UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22476

Excelsior Private Markets Fund II (Master), LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Excelsior Private Markets Fund II (Master), LLC

c/o Neuberger Berman Management, LLC

605 Third Avenue, 2nd Floor

New York, NY 10158-0180

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

Excelsior Private Markets Fund II (master), LLC

Financial Statements

For the year ended March 31, 2016

Excelsior Private Markets Fund II (Master), LLC

Year ended March 31, 2016

Excelsior Private Markets Fund II (Master), LLC
Statement of Assets, Liabilities and Members’ Equity – Net Assets
As of March 31, 2016

Assets

Investments, at fair value (cost of $87,407,464)	$110,331,558
Cash and cash equivalents	1,298,351
Due from Portfolio Fund	300,952
Other assets	11

Total Assets	$111,930,872

Liabilities

Advisory fee payable	$357,948
Deferred contingent fee payable	147,795
Administration service fees payable	24,625
Audit fee payable	45,000
Legal fees payable	3,787
Custody fees payable	1,357
Other payables	29

Total Liabilities	580,541

Commitments and contingencies (See Note 6)

Members’ Equity - Net Assets	$111,350,331

Members’ Equity - Net Assets consists of:
Members’ capital paid-in	$79,172,262
Members’ capital distributed	(165,237)
Accumulated net investment loss	(7,708,536)
Accumulated net realized gain on investments	17,127,748
Accumulated net unrealized appreciation on investments	22,924,094

Total Members’ Equity - Net Assets	$111,350,331

Units of Membership Interests outstanding (unlimited units authorized)	63,922.79
Net Asset Value Per Unit	$1,741.95

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Schedule of Investments
As of March 31, 2016

Portfolio Funds (A),(B),(D),(E)	Acquisition Type	Acquisition Dates (C)	Geographic Region (F)	Fair Value

Buyout/Growth (57.55%)
Advent International GPE VII-B, L.P.	Primary	8/2012 - 2/2016	North America	$7,996,376
Apax US VII, L.P.	Secondary	12/2011 - 11/2013	North America	5,245,179
Apax VIII - B, L.P.	Primary	6/2013 - 3/2016	Europe	4,030,206
BC European Capital IX	Primary	3/2012 - 2/2016	Europe	1,826,476
CVC European Equity Partners II, L.P.	Secondary	3/2012	Europe	32,143
Doughty Hanson & Co III	Secondary	2/2012	Europe	1,038,661
FTV IV, L.P.	Primary	12/2012 - 2/2016	North America	6,323,590
Green Equity Investors VI, L.P.	Primary	11/2012 - 3/2016	North America	7,118,340
Grey Mountain Partners Fund III, L.P.	Primary	7/2013 - 1/2016	North America	3,277,419
HgCapital 7 C, L.P.	Primary	12/2013 - 3/2016	Europe	4,807,859
Industri Kapital 1997 Limited Partnership III	Secondary	2/2012 - 6/2012	Europe	5,538
Permira Europe I	Secondary	3/2012	Europe	60,471
Platinum Equity Capital Partners III, L.P.	Secondary	10/2013 - 2/2016	North America	4,317,710
Silver Lake Kraftwerk Fund, L.P.	Primary	12/2012 - 1/2016	North America	1,854,611
SPC Partners V, L.P.	Primary	7/2012 - 2/2016	North America	6,549,157
Thomas H. Lee Equity Fund VI, L.P.	Secondary	4/2012 - 12/2015	North America	5,623,085
Vision Capital Partners IV, L.P.	Secondary	2/2012	Europe	784,968
Vision Capital Partners VII L.P.	Secondary	7/2012 - 4/2015	Europe	3,193,660
				64,085,449
Special Situations (14.15%)
ArcLight Energy Partners Fund V, L.P.	Primary	12/2011 - 2/2016	North America	2,162,287
Lone Star Real Estate Fund III (U.S.), L.P.	Primary	5/2014 - 3/2016	North America	6,077,610
Ridgewood Energy Oil & Gas Fund II, L.P.	Primary	5/2013 - 3/2016	North America	3,021,178
Royalty Opportunities S.àr.l.	Primary	8/2011 - 1/2015	Europe	4,452,619
Technology Venture Partners No. 3 Fund	Secondary	7/2012 - 2/2013	Oceania	38,285
				15,751,979
Venture Capital (27.39%)
Abingworth Bioventures II SICAV	Secondary	3/2012	Europe	18,093
Battery Ventures X Side Fund, L.P.	Primary	7/2013 - 3/2016	North America	1,586,170
Battery Ventures X, L.P.	Primary	6/2013 - 3/2016	North America	2,145,966
DFJ Growth 2013, L.P.	Primary	7/2013 - 3/2016	North America	6,973,123
Francisco Partners, L.P.	Secondary	4/2012	North America	488,646
Intersouth Partners V, L.P.	Secondary	3/2012	North America	90,647
InterWest Partners IX, L.P.	Secondary	12/2011 - 4/2015	North America	927,704
InterWest Partners VIII, L.P.	Secondary	12/2011	North America	579,076
InterWest Partners X, L.P.	Secondary	12/2011 - 4/2015	North America	1,397,137
JK&B Capital III, L.P.	Secondary	4/2012 - 7/2012	North America	24,584
Lightspeed China Partners I, L.P.	Primary	5/2012 - 6/2015	North America	4,781,483
Lightspeed Venture Partners IX, L.P.	Primary	3/2012 - 3/2016	North America	6,834,316
Polaris Venture Partners III, L.P.	Secondary	3/2012	North America	242,526
Sofinnova Capital III FCPR	Secondary	2/2012	Europe	6,303
Trinity Ventures XI, L.P.	Primary	4/2013 - 10/2015	North America	4,398,356
				30,494,130

Total Investments in Portfolio Funds (cost $87,407,464) (99.09%)				110,331,558
Other Assets & Liabilities (Net) (0.91%)				1,018,773
Members’ Equity - Net Assets (100.00%)				$111,350,331

(A)	Non-income producing securities, which are restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted securities at March 31, 2016 aggregated $87,407,464. Total fair value of illiquid and restricted securities at March 31, 2016 was $110,331,558 or 99.09% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	The estimated cost of the Portfolio Funds at March 31, 2016 for federal income tax purposes aggregated $79,953,454. The net unrealized appreciation for federal income tax purposes was estimated to be $30,378,104. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $31,592,741 and $1,214,637, respectively.
(E)	All percentages are calculated as fair value divided by the Company’s Members’ Equity - Net Assets.
(F)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Statement of Operations
Year ended March 31, 2016

Investment Income:

Interest income	$160

Total Investment Income	160

Operating Expenses:

Advisory fee	1,445,194
Independent Managers’ fees	218,478
Administration service fees	92,331
Audit fees	45,720
Legal fees	48,962
Custody fees	16,747
Other fees	3,082

Total Operating Expenses	1,870,514

Net Investment Loss	(1,870,354)

Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	4,760,394
Net change in unrealized appreciation on investments	3,842,089

Net Realized and Change in Unrealized Gain on Investments	8,602,483

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$6,732,129

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2015

	Members’ Capital	Investment Advisor	Total
Members’ committed capital	$149,946,465	$1,000	$149,947,465

Members’ capital at April 1, 2014	$65,044,727	$434	$65,045,161
Capital contributions	11,545,878	77	11,545,955
Net investment loss	(1,922,307)	(12)	(1,922,319)
Net realized gain on investments	6,220,456	41	6,220,497
Net change in unrealized appreciation on investments	5,053,735	34	5,053,769
Members’ capital at March 31, 2015	$85,942,489	$574	$85,943,063

For the year ended March 31, 2016

	Members’ Capital	Investment Advisor	Total
Members’ committed capital	$149,947,465	$-	$149,947,465

Members’ capital at April 1, 2015	$85,942,489	$574	$85,943,063
Capital contributions	18,743,378	55	18,743,433
Capital distributions	(68,294)	-	(68,294)
Net investment loss	(1,870,351)	(3)	(1,870,354)
Net realized gain on investments	4,760,385	9	4,760,394
Net change in unrealized appreciation on investments	3,842,063	26	3,842,089
Transfer in/(out)	661	(661)	-
Members’ capital at March 31, 2016	$111,350,331	$-	$111,350,331

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Statement of Cash Flows
Year ended March 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES

Net Change in Members’ Equity – Net Assets resulting from operations	$6,732,129
Contributions to investments in Portfolio Funds	(29,548,404)
Proceeds received from investments	13,283,902
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(4,760,394)
Net change in unrealized appreciation on investments	(3,842,089)
Changes in assets and liabilities related to operations
(Increase) decrease in other assets	9
Increase (decrease) in advisory fee payable	(3,246)
Increase (decrease) in deferred contingent fee payable	(451,783)
Increase (decrease) in administrative service fees payable	(15,258)
Increase (decrease) in independent Managers' fees payable	-
Increase (decrease) in audit fee payable	(27,100)
Increase (decrease) in legal fees payable	(4,707)
Increase (decrease) in custody fees payable	(172)
Increase (decrease) in other payables	(350)

Net cash provided by (used in) operating activities	(18,637,463)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Members’ capital contributions	18,743,433
Distributions to Members	(68,294)

Net cash provided by financing activities	18,675,139

Net change in cash and cash equivalents	37,676
Cash and cash equivalents at beginning of year	1,260,675

Cash and cash equivalents at end of year	$1,298,351

Noncash activities
Receipt of in-kind distributions of securities from
Portfolio Funds, at fair value on the date of distribution	$409,392

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Financial Highlights

	For the year ended March 31, 2016	For the year ended March 31, 2015	For the year ended March 31, 2014	For the year ended March 31, 2013	Period from the Commencement of Operations (August 10, 2011) through March 31, 2012
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF PERIOD (2)	$1,630.46	$1,446.49	$1,203.29	$1,093.89	$1,000.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(31.12)	(37.87)	(47.97)	(0.09)	(121.14)
Net realized and change in unrealized gain on investments	143.79	221.84	293.59	109.49	215.03
Net increase in net assets resulting from operations	112.67	183.97	245.62	109.40	93.89

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(1.18)	-	(2.42)	-	-
NET ASSET VALUE, END OF PERIOD	$1,741.95	$1,630.46	$1,446.49	$1,203.29	$1,093.89
TOTAL NET ASSET VALUE RETURN (1), (3), (4)	6.91%	12.72%	20.44%	12.79%	14.99%

RATIOS AND SUPPLEMENTAL DATA:
Members’ Equity - Net Assets, end of period in thousands (000's)	$111,350	$85,943	$65,045	$43,825	$19,706
Ratios to average Members’ Equity - Net Assets: (5)
Expenses	1.88%	2.53%	3.71%	4.49%	7.99%
Net investment loss	(1.88)%	(2.53)%	(3.71)%	(4.49)%	(7.99)%
Portfolio Turnover Rate (6)	13.62%	21.48%	21.40%	17.49%	21.25%

INTERNAL RATES OF RETURN:
Internal Rate of Return, including expenses (7)	13.44%	16.59%	19.06%	17.60%	59.05%

(1)	Selected data for a unit of Membership Interest outstanding throughout each period.
(2)	The net asset value for the period ended March 31, 2012, represents the initial contribution per unit of $1,000. The initial net asset value per unit of $1,000 was adjusted for the subsequent contributions made at a per unit value of $824.01, $1,037.36, $1,217.95, $1,203.29, $1,286.66, $1,356.02, $1,405.36, $1,446.49, $1,496.55, $1,535.18, $1,590.52, $1,630.46, $1,690.86 and $1,725.97.
(3)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the period and assumes distributions, if any, were reinvested. The Company’s units are not traded in any market; therefore, the market value total investment return is not calculated.
(4)	Total investment return and the ratios to average Members’ Equity - Net Assets is calculated for the Company taken as a whole. Total investment return is calculated using a commitment-weighted rate of return methodology based on the timing of closings during the year ended March 31, 2013 and the period from the commencement of operations (August 10, 2011) through March 31, 2012 as it more appropriately reflects the return of the Company taken as a whole. As a result, an individual Member’s return may vary from these returns and ratios based on the timing of their capital transactions.
(5)	Ratios do not reflect the Company’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(6)	Proceeds received from investments are included in the portfolio turnover rate.
(7)	The Internal Rate of Return is computed based on the actual dates of the cash inflows (capital contributions), outflows (capital and stock distributions), and the ending net assets at the end of the period (residual value) as of each measurement date. For the period ended March 31, 2012, the internal rate of return is based on a very limited operating period and, as such, may not be meaningful.

The accompanying notes are an integral part of these financial statements.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
Year ended March 31, 2016

1. Organization

Excelsior Private Markets Fund II (Master), LLC (the “Company”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on September 8, 2010. The Company commenced operations on August 10, 2011. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on July 1, 2012, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by majority interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).

The Company’s investment objective is to provide attractive long-term returns. The Company seeks to achieve its objective primarily by investing in private equity funds and other collective investment vehicles or accounts pursuing investment strategies in buyout/growth, venture capital, and special situations (distressed debt, mezzanine, natural resources, opportunistic, real estate, royalties, and other private equity strategies perceived to be attractive by the Investment Adviser) (collectively the "Portfolio Funds"). Neither the Company nor the Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

Excelsior Private Markets Fund II (TI), LLC (the “TI Fund”) and Excelsior Private Markets Fund II (TE), LLC (the “TE Fund”), each a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company, and Excelsior Private Markets Fund II (Offshore), LDC, a Cayman Islands limited duration company (the “Offshore Fund,” and together with the TI Fund and the TE Fund, the “Feeder Funds”), pursue their investment objectives by investing substantially all of their assets in the Company.  The percentage of the Offshore Fund's shareholders’ capital owned by the TE Fund is 100%. The financial position and results of operations of the Offshore Fund have been consolidated within the TE Fund's consolidated financial statements. The Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Feeder Funds pursue their investment objectives by investing in the Company).

Effective August 14, 2015, Merrill Lynch Alternative Investments LLC (“MLAI”), a subsidiary of Bank of America, N.A. that served as the Company’s prior investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Company, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Company’s former investment advisory agreement with MLAI terminated in accordance with its terms and as required under the Investment Company Act, and Neuberger Berman Management LLC (“NBM”) became the Company’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Company’s sub-adviser. An Investment Advisory Agreement between the Company and NBM and a Sub-Advisory Agreement between NBM and NBAA with respect to the Company were approved by Members of the Company at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. MLAI’s investment of approximately less than 1% of the Fund’s net assets was transferred to a NB affiliate and is now a Member of the Fund. Effective December 31, 2015, NBM reorganized into its affiliate Neuberger Berman Investment Advisers LLC (“NBIA” or “Investment Adviser”). The transfer of the Investment Advisory Agreement from NBM to NBIA was approved by the Fund’s Board of Managers on December 18, 2015. NBIA and NBAA are now responsible for the management and operations of the Company, subject to the oversight of the Board of Managers.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
Year ended March 31, 2016

Until December 31, 2013, BACA served as investment adviser of the Company. Effective December 31, 2013, Bank of America Capital Advisors LLC (“BACA”) reorganized into its affiliate, MLAI. MLAI assumed all responsibilities for serving as the investment adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013.

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged the Investment Adviser and Sub-Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2016, the TI Fund’s and the TE Fund’s ownership of the Company’s Members’ contributed capital was 40.18% and 59.82%, respectively, with a NB affiliate’s (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being insignificant.

2. Significant Accounting Policies and Recent Accounting Pronouncements

The Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Fund are maintained in U.S. dollars. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
Year ended March 31, 2016

B. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying FASB ASC Topic 820: Fair Value Measurement (“ASC 820”). Under the modifications, investments eligible to be measured at fair value using net asset value (“NAV”) per share as a practical expedient are no longer included in the fair value hierarchy. ASU 2015-7 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. The adoption of ASU 2015-07 is not expected to have material impact on the Company’s financial statements.

C. Valuation of Investments

The Company computes its NAV as of the last business day of each fiscal quarter and at such other times as the Sub-Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Company.  The value of the Company’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under ASC 820, permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Sub-Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
Year ended March 31, 2016

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Sub-Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Sub-Adviser’s perceived risk of that investment.

All of the Company’s investments in the Portfolio Funds have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available. Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market.” These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Excelsior Private Markets Fund II (Master), LLC
Notes to Financial Statements
Year ended March 31, 2016

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2016.

	Level 1	Level 2	Level 3	Total
Assets:
Buyout/Growth	$-	$-	$64,085,449	$64,085,449
Special Situations	-	-	15,751,979	15,751,979
Venture Capital	-	-	30,494,130	30,494,130
Totals	$-	$-	$110,331,558	$110,331,558

Valuation Process for Level 3 Fair Value Measurements

The Company generally uses the NAV reported by a Portfolio Fund as its valuation of such Portfolio Fund; however, adjustments to the reported valuation may be made in certain circumstances where such use is not applicable or inappropriate. In making a valuation determination, the Sub-Adviser considers various factors, including, but not limited to, the Portfolio Fund’s valuation policies and practices, the Portfolio Fund’s investment portfolio or other assets and liabilities, the pricing of new rounds of financing by the underlying investments in the Portfolio Fund, any relevant operational or non-investment issues that may affect the Portfolio Fund, and the valuation of the same investments held by other Portfolio Funds. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Sub-Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Sub-Adviser performs initial and ongoing investment monitoring and valuation assessments. The Sub-Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Sub-Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Sub-Adviser are reviewed by the Board on a quarterly basis.

Significant Unobservable Inputs

As of March 31, 2016, the Company had investments in Portfolio Funds valued at $110,331,558. The fair value of investments valued at $108,505,082 in the Company’s Schedule of Investments has been valued at the unadjusted net asset value reported by the managers of the Portfolio Funds. The fair value of the investment valued at $1,826,476 in the Company’s Schedule of Investments has been valued at the net asset value reported by the managers of the Portfolio Funds, adjusted as necessary to account for differences in the basis of accounting utilized by the Portfolio Funds and GAAP.

The following table includes a rollforward of the amounts as of March 31, 2016 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

	Buyout/Growth	Special Situations	Venture Capital	Total
Balance as of April 1, 2015	$47,836,768	$14,369,883	$23,558,874	$85,765,525
Net change in unrealized appreciation on investments	3,122,891	(2,377,833)	3,097,031	3,842,089
Net realized gain on investments	2,480,637	1,595,484	684,273	4,760,394
Contributions	18,377,767	5,940,760	5,229,877	29,548,404
Distributions	(7,732,614)	(3,776,315)	(2,075,925)	(13,584,854)
Balance as of March 31, 2016	$64,085,449	$15,751,979	$30,494,130	$110,331,558

The net change in unrealized appreciation relating to Level 3 investments still held as of March 31, 2016 is $3,473,090.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2016.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2016 is one to nine years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At March 31, 2016, the Company did not hold any cash equivalents. UMB Bank N.A. serves as the Company’s custodian.

E. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company’s change in net unrealized appreciation/(depreciation) and the Company’s share of net investment loss based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

The Company entered into an agreement with a third party seller of underlying Portfolio Funds to purchase their interests in those Portfolio Funds.  Based on the agreement, the third party seller is due to receive a payment if those underlying Portfolio Funds outperform a specific hurdle rate, up to a maximum payment of $599,578.  As of March 31, 2016, the total deferred contingent fee payable was $147,795.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of the dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

G. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2016, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2014, and after adjustment for purchases and sales between December 31, 2014 and March 31, 2016, the estimated cost of the Portfolio Funds at March 31, 2016, for federal income tax purposes aggregated $79,953,454. The net unrealized appreciation for federal income tax purposes was estimated to be $30,378,104. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $31,592,741 and $1,214,637, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub-Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub-Adviser has reviewed the Company’s tax positions for the open tax period and has concluded that no provision for taxes is required in the Company’s financial statements for year ended March 31, 2016. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2016, the Company did not incur any interest or penalties.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

H. Contribution Policy

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2016 and 2015, the Company issued 11,211.74 and 7,743.41 units, respectively.

I. Distribution Policy

Distributions will be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement.

J. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

L. Company Expenses

The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; registration expenses; Independent Manager fees; and expenses of meetings of the Board.

M. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although Members’ Equity - Net Assets of the Company is presented at the exchange rates and values prevailing at the end of the period, the Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fee, Administration Fee and Related Party Transactions

The Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Investment Adviser provides certain management and administrative services to the TI Fund and the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears at the annual rate of 1.0% as follows: (i) during the period from the initial closing until the fifth anniversary of the Final Closing, based on the total capital commitments (the “Underlying Commitments”) entered into by the Company with respect to investments in the Portfolio Funds; and (ii) beginning on the fifth anniversary of the Final Closing and thereafter, based on the net asset value of the Company. For the year ended March 31, 2016, the Company incurred Advisory Fees totaling $1,445,194.

The Investment Adviser has voluntarily reduced its Advisory Fee and/or Management Fee to the extent necessary to ensure that the combined Advisory Fee and Management Fee paid does not exceed the amount that would have been paid using the annual rate of 1.5% of total commitments from Members, measured over the life of the Company. Any such fee reduction will not, however, impact the Investment Adviser’s right to receive incentive carried interest, if any.

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a variable fee between 0.01% and 0.02%, based on average quarterly net assets, subject to a minimum quarterly fee. For the year ended March 31, 2016, the Company incurred administration fees totaling $92,331.

The Board consists of six managers, each of whom is not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act (the “Independent Managers”). Effective January 1, 2016, the Independent Managers are each paid an annual retainer of $35,000. Until December 31, 2015, the Independent Managers were each paid an annual retainer of $40,000. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Independent Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2016, the Company incurred $218,478 in Independent Managers’ fees.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

4. Capital Commitments from Members

At March 31, 2016 and 2015, capital commitments from Members totaled $149,947,465. Capital contributions received by the Company with regard to satisfying Member commitments totaled $79,172,262 and $60,428,828, respectively, which represents 52.8% and 40.3% of committed capital at March 31, 2016 and 2015, respectively.

5. Allocations of Capital and Net Profits or Net Losses to Members

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.

6. Capital Commitments of the Company to Portfolio Funds

As of March 31, 2016, the Company had total capital commitments of $143,572,638 to the Portfolio Funds with remaining unfunded commitments to the Portfolio Funds totaling $35,934,473 as listed below:

Portfolio Funds:	Unfunded Commitment
Buyout/Growth	24,535,841
Special Situations	4,535,453
Venture Capital	6,863,179
Total	$35,934,473

7. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Company cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Company has no right to demand repayment of its investment in the Portfolio Funds.

The following Portfolio Funds represent 5% or more of Members’ Equity – Net Assets of the Company. Thus, the Portfolio Funds’ investment objectives are disclosed below.

Advent International GPE VII-B, L.P. represents 7.18% of Members’ Equity – Net Assets of the Company as of March 31, 2016. The objective of Advent International GPE VII-B, L.P. is to provide risk capital for and make investments in, development stage and other small and medium sized businesses primarily in Europe and North America.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

Green Equity Investors VI, L.P. represents 6.39% of Members’ Equity – Net Assets of the Company as of March 31, 2016. The objective of Green Equity Investors VI, L.P. is long-term equity appreciation, principally through equity and equity-related investments in established businesses acquired in management buyouts or other transactions generally on a leveraged basis.

DFJ Growth 2013, L.P. represents 6.26% of Members’ Equity – Net Assets of the Company as of March 31, 2016. The objective of DFJ Growth 2013, L.P. is making venture capital investments, both domestically and globally.

Lightspeed Venture Partners IX, L.P. represents 6.14% of Members’ Equity – Net Assets of the Company as of March 31, 2016. The objective of Lightspeed Venture Partners IX, L.P. is realizing capital appreciation through investments in securities issued primarily in start-ups, early-stage, development and expansion-stage companies engaged, or to be engaged, in business in the technology area.

SPC Partners V, L.P. represents 5.88% of Members’ Equity – Net Assets of the Company as of March 31, 2016. SPC Partners Fund V, L.P. will target superior returns through long-term appreciation of primarily equity and equity-related investments.

FTV IV, L.P. represents 5.68% of Members’ Equity – Net Assets of the Company as of March 31, 2016.  The objective of FTV IV, L.P. is investing primarily in privately held companies that offer solutions to the global financial services industry focusing on business services and software.

Lone Star Real Estate Fund III (U.S.), L.P. represents 5.46% of Members’ Equity – Net Assets of the Company as of March 31, 2016. Lone Star Real Estate Fund III (U.S.), L.P. will target investments in a broad range of financial and other investment assets in Commercial Real Estate.

Thomas H. Lee Equity Fund VI, L.P. represents 5.05% of Members’ Equity – Net Assets of the Company as of March 31, 2016. The objective of Thomas H. Lee Equity Fund VI, L.P. is to make equity investments in friendly management-led acquisitions and recapitalizations.

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be determined; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 6 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner, if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Portfolio Fund assets may become investments in publicly traded securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities by the Portfolio Funds. These securities may be subject to substantial market volatility which could impact the Portfolio Funds’ valuations.

The Portfolio Funds may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. As a result, the Company may be subject indirectly to such risks through its investment in the Portfolio Funds. However, due to the nature of the Company’s investments in Portfolio Funds, such risks are limited to the Company’s capital balance in each such Portfolio Fund.

Excelsior Private Markets Fund II (Master), LLC

Notes to Financial Statements

Year ended March 31, 2016

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

On April 28, 2016 the Company called 0.75% of capital commitments.

On May 16, 2016 the Company called 1.00% of capital commitments.

The Company has evaluated all events subsequent to the balance sheet date of March 31, 2016, through the date these financial statements were available to be issued and has determined that no further subsequent events require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Private Markets Fund II (Master), LLC

We have audited the accompanying statement of Assets, Liabilities and Members’ Equity - Net Assets of Excelsior Private Markets Fund II (Master), LLC (the “Company”), including the Schedule of Investments, as of March 31, 2016, and the related Statements of Operations, Changes in Members’ Equity – Net Assets, Cash Flows, and the Financial Highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Statement of Changes in Members’ Equity – Net Assets for the year ended March 31, 2015 and the Financial Highlights for each of the three years in the period ended March 31, 2015 and for the period August 10, 2011 (commencement of operations) through March 31, 2012, were audited by other auditors, and in their opinion dated May 29, 2015, the other auditors expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the underlying portfolio companies. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of March 31, 2016, and the results of its operations, the changes in its members’ equity - net assets, its cash flows, and the financial highlights for the year ended March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

May 27, 2016

Excelsior Private Markets Fund II (Master), LLC

Additional Information (Unaudited)

March 31, 2016

Proxy Voting and Form N-Q

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2016.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms NQ (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company at 212-476-8800.

Excelsior Private Markets Fund II (Master), LLC

Officers of the Company (Unaudited)

March 31, 2016

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years and Other Directorships Held Outside of the Fund Complex	Number of Portfolios in Fund Complex Overseen by Manager*

Disinterested Managers

Virginia G. Breen 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1964)	Manager	Term Indefinite; Length- since inception	Partner, Chelsea Partners (7/11 to present); Partner, Sienna Ventures (2003 to 12/11); Partner, Blue Rock Capital (8/95 to 12/11); Director, Modus Link Global Solutions, Inc. (4/01 to 12/13); Director of Jones Lang LaSalle Property Trust, Inc.; Manager, UBs A&Q Registered Fund Complex (8 funds), and Director, Calamos Fund Complex (27 funds).	8

Alan Brott 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1943)	Manager	Term Indefinite; Length- since August 2015	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young; Director, Grosvenor RegisteredMulti-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, and a director of Stone Harbor Investment Funds (5 funds), Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.	9

Victor F. Imbimbo, Jr. 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1952)	Manager	Term Indefinite; Length- since August 2015	President and CEO of Caring Today, LLC, leading information and support resource for the family caregiver market; Former President for North America TBWA\World Health, a division of TBWA Worldwide, and Executive Vice President of TBWA\New York; Manager, Man FRM Alternative Multi-Strategy Fund LLC.	9

Thomas F. McDevitt 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1956)	Manager	Term Indefinite; Length- since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present)	8

Stephen V. Murphy 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1945)	Manager	Term Indefinite; Length- since August 2015	President of S.V. Murphy & Co, an investment banking firm (1/91 to present); Director, The First of Long Island Corporation, The First National Bank of Long Island and Man FRM Alternative Multi-Strategy Fund LLC. Former director, Bowne & Co., Inc. (1/06 to 11/10).	9

Thomas G. Yellin 325 North Saint Paul St., 49th Floor Dallas, TX 75201 (Born 1954)	Manager	Term Indefinite; Length- since August 2015	President of The Documentary Group (since 6/06); Former President of PJ Productions (from 8/02 to 6/06); Former Executive Producer of ABC News (from 8/89 to 12/02), and Director, Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC.	8

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC (“EVP III”), Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, UST Global Private Market Funds, LLC and NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC. Each Manager serves on the board of managers of each fund in the Fund Complex, except only Messrs. Brott, Imbimbo, and Murphy serve on the board of managers of EVP III.

Excelsior Private Markets Fund II (Master), LLC

Officers of the Company (Unaudited)

March 31, 2016

Information pertaining to the officers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers who are not Managers

Andrew B. Allard (Born 1961)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer	Term — Indefinite; Length — since 2015	General Counsel and Senior Vice President, the Investment Adviser, since 2013; Senior Vice President, Neuberger Berman, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger Berman, since 2004; formerly, Vice President, Neuberger Berman, 2000 to 2005; formerly, Employee, the Investment Adviser, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Mark Bonner (Born 1977)	Assistant Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2015; Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).

Claudia A. Brandon (Born 1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, the Investment Adviser, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, the Investment Adviser, 2000 to 2008; formerly, Vice President, the Investment Adviser, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Robert Conti (Born 1956)	Chief Executive Officer and President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.

Agnes Diaz (Born 1971)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2012; Employee, the Investment Adviser, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013).

Sheila James (Born 1965)	Assistant Secretary	Term — Indefinite; Length — since 2015	Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, the Investment Adviser, 1991 to 1999; Assistant Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Excelsior Private Markets Fund II (Master), LLC

Officers of the Company (Unaudited)

March 31, 2016

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Officers who are not Managers

Brian Kerrane (Born 1969)	Vice President	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2014; Vice President, the Investment Adviser, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013).

Josephine Marone (Born 1963)	Assistant Secretary	Term — Indefinite; Length — since 2015	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007.

John M. McGovern (Born 1970)	Treasurer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Employee, the Investment Adviser, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which the Investment Adviser acts as investment manager and administrator, 2002 to 2005.

Joshua Miller (Born 1978)	Vice President	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, (since 2004). Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios (since 2010).

Chamaine Williams (Born 1971)	Chief Compliance Officer	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, the Investment Adviser, since 2006; Chief Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

All officers of the Company are employees and/or officers of the Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2016, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Alan Brott possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Brott as the Audit Committee's financial expert. Mr. Brott is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2015 and March 31, 2016 were $73,590 and $45,720, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) Not applicable

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2016, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2015, were $0 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the Proxy Voting Policies and Procedures is included as Exhibit 2 to this form.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2016:

NB Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments. The eight-member Investment Committee has 250 years of combined professional experience. We believe the Investment Committee is distinctive within the private equity industry for its composition of individuals with diverse backgrounds in not only portfolio and fund of funds management, but also as partners of large-cap buyout funds and mid-cap buyout funds and as chief executive officers of private equity backed portfolio companies. The insights of such a diverse group add substantial value to our diligence process. The Investment Committee operates on a majority vote basis, assuring that every investment gets a full and impartial analysis by the Investment Committee. The Investment Committee is supported by an investment team of principals, senior vice presidents, vice presidents, associates, and analysts who execute our rigorous due diligence process.

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment and Latin America Private Equity Investment Committees. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Latin America Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, ComVest Investment Partners, DFJ Gotham, DFW Capital, Edison Venture Fund, Garrison Opportunities Fund, LLR Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Latin America Private Equity and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2016:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2016, unless indicated otherwise.

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	31	$8,631,700,000	33	$9,491,900,000

James Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	12	$1,847,200,000	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
4	$484,100,000	12	$1,847,200,000	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2016:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Fund Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Fund Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2017), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2017 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) As of March 31, 2016, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (see Exhibit 1)

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Private Markets Fund II (Master), LLC

By (Signature and Title)	/s/ Robert Conti
Robert Conti, Chief Executive Officer and President

Date June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert Conti
Robert Conti, Chief Executive Officer and President

Date June 6, 2016

By (Signature and Title)	/s/ John M. McGovern
John M. McGovern, Treasure and Principal Financial and Accounting Officer

Date June 6, 2016